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                                                                    Exhibit 99.3





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                                   IMP, INC.

                               WARRANT AGREEMENT

                               SEPTEMBER 28, 2001


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                                WARRANT AGREEMENT

        Warrant Agreement, dated as of September 28, 2001 (the "Agreement"), by and between IMP, Inc., a Delaware corporation (the "Company"), and Teamasia Semiconductors (India) Limited, a company with limited liability organized under the laws of the Republic of India ("TSIL").

                                    RECITALS

        A. The Company and Subba Mok LLC, a Delaware limited liability company ("Subba Mok LLC"), are parties to a Memorandum of Understanding Relating to Common Stock Issuance and Related Transactions dated as of May 10, 2001 (the "Investment MOU").

        B. The Company, TSIL and Teamasia Mauritius are parties to a Memorandum of Understanding Relating to Amendment of Convertible Debentures and Support of Investment Transactions dated as of May 10, 2001 (the "Amendment MOU").

        C. The Company, Subba Mok LLC and the other persons listed on the signatures pages thereto (collectively, together with Subba Mok LLC, the "Purchasers") are parties to a Stock Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement"), pursuant to which, among other things, the Company will issue and sell to the Purchasers, and the Purchasers will purchase from the Company, shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company, in accordance with the terms and subject to the conditions set forth therein.

        D. In connection with the transactions contemplated by the Investment MOU and the Amendment MOU, the Company proposes to issue to TSIL a warrant to purchase shares of Common Stock in accordance with the terms and subject to the conditions set forth in this Agreement.

        E. Upon the close of business in Delaware on September 26, 2001, the Company effected a 1-for-5 reverse stock split of the Common Stock.

        NOW, THEREFORE, in consideration of the promises and the covenants and agreements of the parties herein contained, and intending to be legally bound, the parties hereby agree as follows:

                                    AGREEMENT

               1. Warrant. On the Closing Date (as defined in the Stock Purchase Agreement), the Company shall issue to TSIL a warrant to purchase shares of Common Stock in the form attached hereto as Exhibit A (the "Warrant"). The Warrant shall be exercisable for an aggregate of 319,800 shares of Common Stock and have such other terms and conditions as described in the Warrant.



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               2. Representations and Warranties of the Company. In connection with the transactions provided for herein, the Company hereby represents and warrants to TSIL that:

                      2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

                      2.2 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Warrant and the shares of Common Stock issuable upon exercise of the Warrant (the "Warrant Shares") has been taken. This Agreement and the Warrant issued hereunder constitute the Company's valid and legally binding obligation, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors rights generally or by general equitable principles.

                      2.3 Valid Issuance of Common Stock. The Warrant Shares, when issued, sold and delivered in accordance with the terms of the Warrant for the consideration expressed therein, will be duly and validly issued, fully paid and nonassessable and, assuming the accuracy of the representations and warranties of TSIL in this Agreement remain true and correct on the date of exercise, will not require registration under applicable federal and state securities laws.

                      2.4 Compliance with Other Instruments. The Company is not in violation or default in any material respect of any provision of its Certificate of Incorporation or Bylaws, as amended, or in any material respect of any judgment, order, writ, decree or material contract to which it is a party or by which it is bound, or, to its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company, except as otherwise discussed among the Company's directors at meetings of the Company's Board of Directors held on April 25, 2001, May 7-10, 2001, May 31, 2001, June 12, 2001, June 15, 2001, June 21, 2001, July 23, 2001 and September 25, 2001.
The execution, delivery and performance of this Agreement and the Warrant, and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such judgment, order, writ, decree or material contract or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

               3. Representations and Warranties of TSIL. In connection with the transactions provided for herein, TSIL hereby represents and warrants to the Company that:

                      3.1 Authorization. This Agreement constitutes TSIL's valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by


                                       2

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bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors rights generally or by general equitable principles.

                      3.2 Purchase Entirely for Own Account. TSIL acknowledges that this Agreement is made with TSIL in reliance upon TSIL's representation to the Company that the Warrant and the Warrant Shares (collectively, the "Securities") will be acquired for investment for TSIL's own account, not as a nominee or agent and not with a view to the resale or distribution of any part thereof, and that TSIL has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, TSIL further represents that TSIL does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities. TSIL represents that it has full power and authority to enter into this Agreement.

                      3.3 Disclosure of Information. TSIL acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to acquire the Securities. TSIL further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities.

                      3.4 Investment Experience. TSIL is an investor in securities of thinly capitalized and financially distressed companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. TSIL has not been organized solely for the purpose of acquiring the Securities.

                      3.5 Accredited Investor. TSIL is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission (the "SEC"), as presently in effect.

                      3.6 Restricted Securities. TSIL understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Securities Act"), only in certain limited circumstances. In this connection, TSIL represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

                      3.7 Further Limitations on Disposition. Without in any way limiting the representations set forth above, TSIL further agrees not to make any disposition of all or any portion of the Securities unless:

                             (a) there is then in effect a registration
statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                             (b) (i) TSIL shall have notified the Company of the
proposed disposition and shall have furnished the Company with a detailed statement of the circumstances


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surrounding the proposed disposition and (ii) if reasonably requested by the
Company, TSIL shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 under the Securities Act except in extraordinary circumstances.

                      3.8 Legends. It is understood that the Securities may bear the following legend:

               "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that registration is not required under such Act or unless sold pursuant to Rule 144 under such Act."

               4. Miscellaneous.

                      4.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                      4.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

                      4.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                      4.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                      4.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission or nationally recognized overnight courier service or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties and, in the case of any notice given to TSIL, with a copy to HSBC Private Equity (Asia) Limited, Level 17, 1 Queen's Road Central, Hong Kong.


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                      4.6 Finder's Fee. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. TSIL agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee
(and the costs and expenses of defending against such liability or asserted liability) for which TSIL or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless TSIL from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                      4.7 Attorney's Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                      4.8 Entire Agreement: Amendments and Waivers. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and TSIL.

                      4.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                      4.10 The parties acknowledge that Latham & Watkins has solely represented the Company in connection with the negotiation, preparation and execution of this Agreement and the transactions described herein.


                            (Signature Page Follows)


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               IN WITNESS WHEREOF, the parties have executed this Warrant
Agreement by their duly authorized officers as of the date first above written.

                                 IMP, INC.

                                 By:    /s/ Ralph Brandi
                                        -------------------------------------
                                 Name:  Ralph Brandi
                                 Title: Director

                                 Address:   2830 North First Street
                                            San Jose, California 95134


                                 TEAMASIA SEMICONDUCTORS (INDIA) LIMITED

                                 By:    /s/
                                        -------------------------------------
                                 Name:
                                        -------------------------------------
                                 Title:
                                        -------------------------------------


                                 Address:   3-4-526/15 Lingampally
                                            Hyderabad 500 027, India

                                    EXHIBIT A

                                 FORM OF WARRANT

        THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                                                                      Void after
                                                                   June 28, 2004

                                    IMP, INC.
                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

               This Warrant is issued to Teamasia Semiconductors (India) Limited, a company with limited liability organized under the laws of the Republic of India ( "TSIL"), by IMP, Inc., a Delaware corporation (the "Company"), pursuant to the terms of that certain Warrant Agreement, dated as of September 28, 2001 (the "Warrant Agreement").

               1. Purchase of Shares. Subject to compliance with all applicable securities laws and upon the terms and subject to the conditions hereinafter set forth and set forth in the Warrant Agreement, TSIL is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify TSIL hereof in writing), to purchase from the Company up to 319,800 fully paid and nonassessable shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock"), of the Company.

               2. Exercise Price. The purchase price for the Shares shall be $1.10 per Share. Such price is payable as provided in Sections 4 and 5 and shall be subject to adjustment pursuant to Section 8 hereof (such price, as adjusted from time to time, is herein referred to as the "Exercise Price").

               3. Exercise Period. This Warrant shall first be exercisable on September 28, 2001; provided, however, that this Warrant shall not be exercisable, in whole or in part, at any time after 5:00 p.m., California time, on June 28, 2004.

               4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, TSIL may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

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                      4.1 the surrender of the Warrant, together with a duly
executed copy of the form of Notice of Election attached hereto, to the Secretary of the Company at its principal offices; and

                      4.2 the payment in immediately available funds to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

               5. Net Exercise. In lieu of exercising this Warrant for cash pursuant to Section 4, TSIL may elect to receive, without the payment by TSIL of any additional consideration, shares of Common Stock by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to TSIL a number of shares of Common Stock computed using the following formula:

                                    Y (A - B)
                                    ---------
                             X =         A

        where:

                X = the number of shares of Common Stock to be issued to TSIL pursuant to this net exercise;

                Y = the number of Shares in respect of which the net issue election is made;

                A = the fair market value of one share of the Common Stock at the time the net issue election is made; and

                B = the Exercise Price (as adjusted to the date of the net issuance).

For purposes of this Section 5, the fair market value of one share of Common Stock as of a particular date shall be determined as follows: (i) if traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the ten (10) day period ending on the trading day immediately prior to the net exercise election; (ii) if traded on the Nasdaq Small Cap Market, the Nasdaq Bulletin Board or any other over-the-counter market, the value shall be deemed to be the average of the closing bid prices over the ten
(10) day period ending on the trading day immediately prior to the net exercise; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company.

               6. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued promptly thereafter (with appropriate restrictive legends, if applicable).

               7. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

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               8. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

               8.1 Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend or stock split with respect to its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price per share, but the aggregate Exercise Price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8.1 shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

                      8.2 Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization or change in the Common Stock of the Company (other than as a result of a subdivision, combination, stock dividend or stock split provided for in Section 8.1 above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to TSIL, so that TSIL shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization or change by TSIL of the same number of shares of Common Stock as were purchasable by TSIL immediately prior to such reclassification, reorganization or change. In any such case appropriate provisions shall be made with respect to the rights and interest of TSIL so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price per share payable hereunder, provided the aggregate Exercise Price shall remain the same.

                      8.3 Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify TSIL of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

               9. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

               10. No Stockholder Rights. Prior to exercise of this Warrant, TSIL shall not be entitled to any rights of a stockholder with respect to the Shares, including, without limitation, the right to vote such Shares, receive dividends or other distributions thereon and TSIL shall not

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be entitled to any notice or other communication provided to stockholders concerning the business or affairs of the Company.

               11. Transfers of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by TSIL to any person or entity upon written notice to the Company, provided that the transferee agrees in writing with the Company to be bound by all of the same restrictions applying to the Warrant and the Shares as are applicable to TSIL immediately prior to the transfer. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to TSIL an appropriate new warrant.

               12. Successors and Assigns. The terms and provisions of this Warrant and the Warrant Agreement shall inure to the benefit of, and be binding upon, the Company and TSIL and their respective successors and assigns.

               13. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and TSIL.

               14. Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission or nationally recognized overnight courier service or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties).

               15. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

               16. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

               17. Governing Law. This Warrant shall be governed by the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.

        18. Legal Counsel. The parties acknowledge that Latham & Watkins has solely represented the Company in connection with the negotiation, preparation and execution of this Warrant and the transactions described herein.

                            (Signature Page Follows)

               IN WITNESS WHEREOF, IMP, Inc. caused this Warrant to be executed by an officer thereunto duly authorized.

                                               IMP, INC.



                                               By:    /s/ Ralph Brandi
                                                      --------------------------
                                               Name:  Ralph Brandi
                                               Title: Director

                               NOTICE OF EXERCISE

To:  IMP, INC.

               The undersigned hereby elects to:

________       (a)    purchase _________________ shares of common stock of IMP,
                      Inc., pursuant to the terms of the attached Warrant and payment of the exercise price required under such Warrant accompanies this notice;

               OR

________ (b) exercise the attached Warrant for [all of the shares] [________ of the shares] purchasable under the Warrant pursuant to the net exercise provisions of Section 5 of such Warrant.

               The undersigned hereby confirms the representations and warranties of the undersigned contained in Article 3 of the Warrant Agreement, dated as of September 28, 2001 by and between IMP, Inc. and the undersigned.

                                            TEAMASIA SEMICONDUCTORS
                                            (INDIA) LIMITED:


                                            By:_________________________________
                                            Name:
                                            Address:

Date:  __________, 200___


Name in which shares should be registered: